UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

SCHEDULE 14A

____________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Solitron Devices, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITRON DEVICES, INC.

901 Sansburys Way

West Palm Beach, Florida 33411

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held on January 13, 2023

To our Stockholders:

The 2022 Annual Meeting of Stockholders of Solitron Devices, Inc. (the "Company") will be held on Friday, January 13, 2023 at 9:00 a.m., Eastern Time, at 901 Sansburys Way, West Palm Beach, Florida 33411 for the following purposes:

(1)	The election of one (1) director as a Class III director to serve for a term until the 2025 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

(2)	The ratification of the selection of MaloneBailey LLP as the Company's independent certified public accountants for the fiscal year ending February 28, 2023;

(3)	A non-binding advisory vote on the compensation of the named executive officers of the Company ("Say on Pay"); and

(4)	The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on November 18, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2022 is being made available with this proxy statement.

By order of the Board of Directors,

Tim Eriksen
Chief Executive Officer, Interim Chief Financial Officer and Director

West Palm Beach, Florida

December 2, 2022

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be Held on January 13, 2023:

This notice, the accompanying proxy statement, our most recent annual report on Form 10-K and other proxy materials are available at https://www.cstproxy.com/solitrondevices/2023.

SOLITRON DEVICES, INC.

901 Sansburys Way

West Palm Beach, Florida 33407

PROXY STATEMENT

2022 Annual Meeting of Stockholders

To be held on January 13, 2023

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Solitron Devices, Inc. of proxies to be voted at our 2022 Annual Meeting of Stockholders (the "Annual Meeting") and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Friday, January 13, 2023, at 9:00 a.m., Eastern Time, at 901 Sansburys Way, West Palm Beach, Florida 33411. If you plan to attend the Annual Meeting, you can obtain directions by contacting Lana Pazienza at (561) 848-4311 extension 208. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about December 2, 2022. In this proxy statement, Solitron Devices, Inc. is referred to as the "Company," "we," "our" or "us."

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of one (1) director as a Class III director to serve for a term until the 2025 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

(2)	The ratification of the selection of MaloneBailey LLP as the Company's independent certified public accountants for the fiscal year ending February 28, 2023;

(3)	A non-binding advisory vote on the compensation of the named executive officers of the Company ("Say on Pay"); and

(4)	The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company's common stock at the close of business on November 18, 2022, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 2,083,436 shares of common stock outstanding that are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock is entitled to one vote at the Annual Meeting.

The holders of a majority of the issued and outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, and entitled to vote at the Annual Meeting, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 — Election of Directors and Proposal 3 — Say on Pay. As a result, any broker that is a member of the New York Stock Exchange will not have the discretion to vote on Proposals 1 and 3 if such broker has not received instructions from the beneficial owner. A broker non-vote or an abstention will have no effect on the proposals, except that an abstention will have the same effect as a vote against Proposal 2 — ratification of MaloneBailey LLP  as our independent certified public accountants for the year ending February 28, 2023 and Proposal 3 — Say on Pay proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1 — the election of the nominee to the Board named herein, "FOR" Proposal 2 — the ratification of MaloneBailey LLP as our independent certified public accountants for the year ending February 28, 2023 and "FOR" Proposal 3 — the approval of the Say on Pay proposal. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

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Voting by Stockholders of Record.

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy via the Internet or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections. Please be prepared to present photo identification for admittance to the Annual Meeting.

Voting by Beneficial Owners.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by proxy by following the instructions provided in the vote instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting. Also, be prepared to present photo identification for admittance to the Annual Meeting.

Changing Your Vote.

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

All votes will be tabulated by an Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's executive office, located at 901 Sansburys Way, West Palm Beach, Florida 33411, for a period of ten (10) days prior to the Annual Meeting and will be available at the Annual Meeting for examination by any stockholder.

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ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five (5) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term. Our Class I directors are Dwight P. Aubrey and John F. Chiste; our Class II directors are Tim Eriksen and David W. Pointer; and our Class III director is Charles M. Gillman.

Upon the recommendation of the Nominating Committee, our Board has nominated Charles M. Gillman to stand for election as our Class III director to serve for a term until the 2025 Annual Meeting of Stockholders or until a successor is duly elected and qualified. Mr. Gillman is a current director who is standing for re-election upon the recommendation of the Nominating Committee.

Mr. Gillman is willing and able to serve as a director. If Mr. Gillman becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board, and any shares represented by proxy will be voted for the substitute nominee, unless the Board reduces the number of directors.

The following table sets forth certain information concerning the directors and nominee for director:

Name	Age	Positions with the Company	Class	Year Term Expires
Dwight P. Aubrey(1)(2)	76	Director	Class I	2023
John F. Chiste(1)(3)	66	Director	Class I	2023
Tim Eriksen	53	Chief Executive Officer, Interim Chief Financial Officer and Director	Class II	2024
David W. Pointer(2)(3)	52	Chairman	Class II	2024
Charles M. Gillman(2)(3)	52	Director	Class III	2022

____________

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating Committee.

CLASS III — TERM EXPIRING AT 2022 ANNUAL MEETING

Charles Gillman

Mr. Gillman was appointed a director on July 22, 2016. Mr. Gillman also serves as Chairman of the Nominating Committee, and a member of the Compensation Committee. The appointment of Mr. Gillman was a result of both mutual business interest and discussions between the Board and Novation Companies, Inc. regarding the avoidance of a proxy contest. In return for Novation Companies, Inc. agreeing to not pursue a proxy contest at the Company’s 2016 Annual Meeting of Stockholders, the Board agreed to appoint Mr. Gillman as a Class III director, nominate him for re-election at the 2016 Annual Meeting of Stockholders and reimburse the reasonable expenses incurred to date by Novation Companies, Inc. regarding a potential proxy contest at the 2016 Annual Meeting of Stockholders.

Mr. Gillman is the Owner and Executive Managing Director of the IDWR Multi-Family Office (the "IDWR"), a position he has held since 2013. The IDWR employs a team of analysts with expertise in finding publicly traded companies that require operational enhancement and an improvement in corporate capital allocation. From 2001 to 2013, Mr. Gillman was a portfolio manager of certain family office investment portfolios at Nadel and Gussman, LLC. Prior to his employment at Nadel and Gussman, Mr. Gillman worked in the investment industry and as a strategic management consultant at McKinsey & Company, where he gained experience designing operational turnarounds of U.S. and international companies. Mr. Gillman previously served on the board of directors of the following companies during the last five years: Digirad Corporation, Hill International, Points International, Hooper Holmes, Inc., Datawatch Corporation, and Novation Companies Inc. Mr. Gillman is a Summa Cum Laude graduate of the Wharton School and a Director of the Penn Club of New York which serves as the Manhattan home of the Wharton and Penn alumni community.

The Board believes that Mr. Gillman’s significant experience designing operational turnarounds of companies, as a successful portfolio manager and his mergers and acquisition experience highly qualifies him to serve as a member of the Board of Directors.

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CLASS I — TERM EXPIRING AT 2023 ANNUAL MEETING

Dwight P. Aubrey

Mr. Aubrey was appointed a director on January 12, 2015. Mr. Aubrey also serves as Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Aubrey served as the President of ES Components LLC, a franchised distributor for wire bondable die and surface mountable components used by hybrid and semiconductor component manufacturers, from 1981 through 2017. Since 2017, Mr. Aubrey has been a consultant for new business development at ES Components. An immediate family member of Mr. Aubrey is the majority owner of ES Components, and Mr. Aubrey is a minority owner. Mr. Aubrey also served as the President and Owner of Compatible Components, Inc., a manufacturer's representative company supplying microelectronic components, from 1979 until 2005 when he elected to close the business due to the growth of ES Components. Mr. Aubrey received an Associate of Arts in Business Administration from Central N.E. College in 1975.

The Company believes that Mr. Aubrey's extensive operational and business background in semiconductor component manufacturing highly qualifies him to serve as a member of the Board of Directors.

John F. Chiste

Mr. Chiste was appointed a director on January 12, 2015. Mr. Chiste also serves as Chairman of the Audit Committee and a member of the Nominating Committee. Mr. Chiste has served as the Chief Financial Officer of Encore Housing Opportunity Fund I, Fund II, Fund III and Rescore Property Corp., a group of private equity funds with assets under management in excess of $1.0 billion focused on acquiring opportunistic and distressed residential real estate primarily in Florida, Texas, Arizona and California, since 2010. Mr. Chiste was a director and Chairman of the Audit Committee of Forward Industries, Inc., a Nasdaq listed manufacturer and distributor of specialty and promotional products, primarily for hand held electronic devices, from February 2008 through January 2015. Mr. Chiste has also served since 2005 as Chief Financial Officer of the Falcone Group which owns a diversified real estate portfolio of companies. Mr. Chiste previously served as Chief Financial Officer of Bluegreen Corporation, a NYSE listed developer and operator of timeshare resorts, residential land and golf communities, from 1997 until 2005. He also served as Chief Financial Officer of Computer Integration Corp., a Nasdaq listed provider of information products and services, from 1992 until 1997. From 1983 until 1992, Mr. Chiste served as a Senior Manager with Ernst & Young LLP, a nationally recognized accounting firm. Mr. Chiste received a Bachelor of Business Administration in Accounting from Florida Atlantic University in Boca Raton. Mr. Chiste is a licensed Certified Public Accountant in the State of Florida.

The Company believes that Mr. Chiste's extensive financial and accounting experience highly qualifies him to serve as a member of the Board of Directors.

CLASS II — TERM EXPIRING AT 2024 ANNUAL MEETING

Tim Eriksen

Mr. Eriksen was elected a director on August 4, 2015. Mr. Eriksen served as a member of the Audit Committee from October 14, 2015 through July 22, 2016 when he resigned from the Audit Committee and was named Chief Executive Officer and Interim Chief Financial Officer. Mr. Eriksen was appointed Chief Executive Officer and Interim Chief Financial Officer of the Company on July 22, 2016. Mr. Eriksen founded Eriksen Capital Management LLC ("ECM"), a Lynden, Washington based investment advisory firm, in 2005. Mr. Eriksen is the Managing Member of ECM and Cedar Creek Partners LLC ("CCP"), a hedge fund founded in 2006 that focuses primarily on micro-cap and small cap stocks. Prior to founding ECM, Mr. Eriksen worked for Walker’s Manual, Inc., a publisher of books and newsletters on micro-cap stocks, unlisted stocks and community banks. Earlier in his career, Mr. Eriksen worked for Kiewit Pacific Co, a subsidiary of Peter Kiewit Sons, as an administrative engineer on the Benicia Martinez Bridge project. Mr. Eriksen received a B.A. from The Master’s University and an M.B.A. from Texas A&M University. Mr. Eriksen served as a director and member of the Audit Committee of Novation Companies Inc. from April 2018 through August 2021.  Mr. Eriksen was elected a director of TSR Inc. on October 22, 2019, and appointed to the Audit, Nominating, Compensation, and Special Committee on December 30, 2019. On August 31, 2021, Mr. Eriksen was elected to the board of directors of PharmChem, Inc.

The Company believes that Mr. Eriksen’s extensive financial expertise, including knowledge of unlisted micro-cap companies and capital allocation, and his role as an officer of one of the Company's largest institutional stockholders highly qualifies him to serve as a member of the Board of Directors.

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David W. Pointer

Mr. Pointer was elected a director on August 4, 2015. Mr. Pointer was named Chairman of the Board on July 22, 2016, and also serves as a member of the Nominating Committee and Compensation Committee. Mr. Pointer is the founder and managing partner of VI Capital Management, LLC (“VICM”). VICM was founded on January 1, 2008, and is the general partner for VI Capital Fund, LP, a value oriented investment limited partnership. Prior to founding VICM, Mr. Pointer served as Senior Vice President and Senior Portfolio Manager for ICM Investment Management (“ICM”). Prior to ICM, Mr. Pointer served as a Portfolio Manager for Invesco, Inc., where he worked with a senior partner in managing two mutual funds with assets in excess of $15 billion. Mr. Pointer has been a member of the Board of Directors of CompuMed, Inc., a healthcare services company, since January 2014 (and has served as Chairman of the Board since November 2014). From March 2018 through January 2022, Mr. Pointer served as Chief Executive Officer and a board member, including Chairman from March 2018 through August 2021, of Novation Companies Inc. Mr. Pointer has an M.B.A. from the University of Pennsylvania and holds the Chartered Financial Analyst designation.

The Company believes that Mr. Pointer’s experience as a director at other companies and his ability to relate to the broader investment community highly qualifies him to serve as a member of the Board of Directors.

Legal/Disciplinary History

Below is a summary of a consent order from the State of Washington Department of Financial Institutions, Securities Division that one of our directors was subject to and an SEC administrative order that one of our directors was subject to.

V.I. Capital Management, LLC (“V.I. Capital”) and Chairman of the Board David W. Pointer are subject to a consent order (the “Consent Order”) from the State of Washington Department of Financial Institutions, Securities Division, dated March 12, 2018 (Order Number S-16-2093-17-CO01), relating to alleged breaches of their fiduciary duty as investment advisors to their clients, including (i) failure to disclose certain conflict of interest stemming from Mr. Pointer’s service on the Boards of Directors of CompuMed and Solitron Devices, Inc., (ii) pledging V.I. Capital investment fund assets as collateral for a line of credit for CompuMed, Inc. and failing to disclose such pledge to V.I. Capital’s year-end auditor, and (iii) failure to timely distribute audited financial statements and a final fund audit to investors. As conditions of the Consent Order, V.I. Capital and Mr. Pointer agreed to (i) cease and desist from violating the Securities Act of 1933, (ii) pay a fine of $10,000 and (iii) pay costs of $2,500. Mr. Pointer also agreed that he will not be a principal, officer or owner of an investment adviser or broker-dealer for 10 years following the entry of the Consent Order, but he may apply for a securities salesperson or investment adviser representative registration with an acceptable plan of supervision.

Company director Charles M. Gillman is subject to an SEC administrative order, dated February 14, 2017 (Securities Exchange Act Release No. 80038), relating to alleged violations of Section 13(d) of the Exchange Act and the rules promulgated thereunder, including failing to disclose the members of a stockholder group, and further allegations that he violated Section 16(a) of the Exchange Act and the rules promulgated thereunder, including failing to timely file initial statements of beneficial ownership on Form 3 and changes thereto on Form 4. Without admitting or denying any violations, Mr. Gillman agreed to cease and desist from committing or causing any violations of (i) Section 13(d) of the Exchange Act and Rules 13d-1 and 13d-2 promulgated thereunder and (ii) Section 16(a) of the Exchange Act and Rules 16a-2 and 16a-3 promulgated thereunder, and paid a civil penalty to the SEC in the amount of $30,000.

Other than as described above, our directors and executive officers have not been convicted or named in a pending criminal proceeding (excluding traffic and other minor offenses), or subject to any judgment, order or legal proceeding of the nature described in Item 401(f) of Regulation S-K.

Vote Required and Recommendation

Directors are elected by a majority of the votes cast with respect to such director's election at the Annual Meeting.

The Board of Directors recommends a vote "FOR" Mr. Gillman as a Class III director.

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Director Compensation

The following table sets forth information regarding the compensation of our non-employee directors for the fiscal years ended February 28, 2022 and February 28, 2021.

Name and Principal Position	Year	Fees earned or paid in cash(1)	Stock awards	Total
David W. Pointer, Chairman	2022	$36,000	$-	$36,000
	2021	$48,000	$-	$48,000

Dwight P. Aubrey, Director	2022	$24,000	-	$24,000
	2021	$36,000	$-	$36,000

John F. Chiste, Director	2022	$26,000	-	$26,000
	2021	$38,000	$-	$38,000

Charles Gillman	2022	$20,000	-	$20,000
	2021	$32,000	$-	$32,000

(1)

On November 13, 2020, the Company awarded each non-employee director a discretionary cash bonuses of $12,000 in recognition of the significant work performed as members of the Board and committees and additional contributions and services provided to the Company.

For the fiscal years ended February 28, 2022 and February 28, 2021 each director who is not employed by the Company receives $4,500 per quarter and the Chairman receives $9,000 per quarter. The Audit Committee Chairman (Mr. Chiste) receives $2,000 per quarter, the Compensation Committee Chairman (Mr. Aubrey) receives $1,500 per quarter and the Nominating Committee Chairman (Mr. Gillman) receives $500 per quarter.  Payments for each quarter are paid in advance. All out-of-pocket expenses incurred by a director for attending Board or committee meetings are reimbursed by the Company. Mr. Eriksen does not receive any additional compensation as a director.

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended February 28, 2022 ("fiscal 2022") and continues to meet regularly to review matters affecting our company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2022, the Board of Directors held seven (7) meetings and took one (1) action by unanimous written consent. During fiscal 2022, all directors attended at least 75% of all board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company's annual meeting. All directors attended the 2021 Annual Meeting of Stockholders.

The Board of Directors is currently composed of the following five directors: Messrs. Aubrey, Chiste, Eriksen, Gillman and Pointer. The Board has determined that Messrs. Aubrey, Chiste, Gillman and Pointer all meet the criteria for independence specified in the Nasdaq Stock Market Marketplace Rules (the "Nasdaq Rules").

Code of Ethics

The Company has adopted a Code of Ethics for senior officers, which includes the Company’s principal executive officer, principal financial officer and controller, pursuant to the Sarbanes-Oxley Act of 2002. The Code of Ethics is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page.

Board Leadership Structure

The Amended and Restated By-laws of the Company (the "By-laws") primarily provide the Board with flexibility, in its sole discretion, to separate the roles of Chairman of the Board and Chief Executive Officer. The Board decided to separate the positions of Chairman and Chief Executive Officer because the Board believes that doing so provides the appropriate leadership structure for the Company at this time. The separation of those two positions enables the Company's Chief Executive Officer to focus on the management of the business and the development and implementation of strategic initiatives while the Chairman leads the Board in the performance of its responsibilities. At this time, the Board believes that the overall corporate governance policies and practices combined with the strength of the independent directors and internal controls will complement the separate positions of Chairman and Chief Executive Officer. The By-laws do however provide the Board with the flexibility to appoint a Chairman in the future who is also an officer of the Company.

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Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Compensation Committee and Nominating Committee consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Hedging Transactions

The Company has not adopted any practices or policies regarding the ability of employees (including officers) or directors of the Company or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company's equity securities.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee consists of Messrs. Chiste (Chairman), and Aubrey. The Board of Directors has determined that the members of the Audit Committee are independent pursuant to the Nasdaq Rules. The Company’s Audit Committee generally has responsibility for appointing, overseeing and approving the compensation of our independent certified public accountants, reviewing and approving the discharge of our independent certified public accountants, reviewing the scope and approach of the independent certified public accountants’ audit, reviewing our audit and control functions, approving all non-audit services provided by our independent certified public accountants and reporting to our full Board of Directors regarding all of the foregoing. Additionally, our Audit Committee provides our Board of Directors with such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. The Company has adopted an Audit Committee Charter, a copy of which is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page. The Company has determined that the "audit committee financial expert" is Mr. Chiste. The Audit Committee met four times during fiscal year 2022.

Compensation Committee

The members of the Compensation Committee are Messrs. Aubrey (Chairman), Gillman and Pointer. The Board of Directors has determined that the members of the Compensation Committee are independent pursuant to the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: reviewing, evaluating and approving the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company and otherwise discharging the Board of Directors’ responsibilities relating to compensation of the Company’s officers and directors. The Compensation Committee has determined that no risks exist arising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. During fiscal year 2022, the Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation. The Company has adopted a Compensation Committee Charter, a copy of which is published on the Company's website at www.solitrondevices.com on the Investor Relations page. The Compensation Committee met one time during fiscal year 2022.

Nominating Committee

The members of the Nominating Committee are Messrs. Gillman (Chairman), Chiste and Pointer.  The Board of Directors has determined that the members of the Nominating Committee are independent pursuant to the Nasdaq Rules.  The responsibilities and duties of the Nominating Committee consist of, but are not limited to:  developing and periodically reviewing the criteria used to evaluate the suitability of potential candidates for membership on the Board of Directors; identifying and evaluating potential director candidates and submitting to the Board of Directors the candidates for director to be recommended by the Board of Directors for election at each annual meeting and to be added by the Board of Directors at any other times due to expansions to the Board of Directors, director resignations or retirements, and candidates for membership on each committee of the Board of Directors; making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees; and receiving and evaluating any stockholder nominations for directors received in accordance with Article II, Section 12 of the Company's By-laws in the same manner the Nominating Committee would evaluate a nomination received from any other party. The Company has adopted a Nominating Committee Charter, a copy of which is published on the Company's website at www.solitrondevices.com on the Investor Relations page. The Nominating Committee met one time during fiscal year 2022.

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Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o David W. Pointer, Chairman of the Board, Solitron Devices, Inc., 901 Sansburys Way, West Palm Beach, Florida 33411. Mr. Pointer will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to stockholders, to the functioning of the Board of Directors, or to the affairs of the Company.

Nominees for Director

The Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors.

The Board of Directors has established board candidate selection criteria to be applied by the Nominating Committee and by the full Board of Directors in evaluating candidates for election to the Board. These criteria include general characteristics, areas of specific experience and expertise and considerations of diversity. The criteria include the following:

•	Integrity and commitment to ethical behavior;
•	Personal maturity and leadership skills, especially in related fields;
•	Independence of thought;
•	Diversity of background and experience;
•	Broad business and/or professional experience with the understanding of business and financial affairs and the complexity of the Company's business;
•	Commitment to the Company's business and its continued well-being; and
•	Board members must be able to offer unbiased advice.

In addition to the minimum qualifications for each candidate described above, the Nominating Committee shall recommend that the Board of Directors select individuals to help ensure that:

•	Board members have executive management experience;
•	Board members have an understanding of the electronics/components industry;
•	A majority of the Board consists of independent directors;
•	Each of the Company's Audit Committee, Compensation Committee and Nominating Committee shall be comprised entirely of independent directors; and
•	At least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an "audit committee financial expert" under SEC rules.

Only individuals who are nominated in accordance with the procedures set forth in Article II, Section 12 of our By-laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Article II, Section 12 of our By-laws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of the meeting, provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serving as a director if elected); and (ii) as to the stockholder giving the notice (x) the name and address of such stockholder as they appear on the Company’s books, and (y) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder.

8

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected MaloneBailey LLP (“MaloneBailey”) as our independent certified public accountants for the fiscal year ending February 28, 2023. MaloneBailey has served as our independent certified public accountants since October 2, 2019. Prior to engaging MaloneBailey, neither the Company nor anyone acting on the Company’s behalf consulted MaloneBailey regarding either (i) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

                If the selection of MaloneBailey as our independent registered public accounting firm is not ratified by our stockholders, the Audit Committee will re-evaluate its selection, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm, and may do so at any time at its discretion. A representative of MaloneBailey is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.

Auditor Fees And Services

The following table sets forth the fees billed during fiscal 2022 and fiscal 2021 by MaloneBailey.  MaloneBailey is our independent certified public accountant retained for the audit of the fiscal years ended February 28, 2022 and February 28, 2021.

	2022	2021
Audit Fees	$135,000	$95,000
Audit-Related Fees	3,000	-
Tax Fees	-	-
All Other Fees	-	-
Totals	$138,000	$95,000

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of considering and, if deemed appropriate, approving, on a case by case basis, any audit or permitted non-audit service proposed to be performed by the Company’s principal accountant in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by the Company’s principal accountant. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services performed by the Company’s principal accountant is consistent with maintaining the Company’s principal accountant’s status as our independent auditors at such time.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by MaloneBailey for the fiscal years ended February 28, 2022 and February 28, 2021 respectively as described above.

Vote Required and Recommendation

The proposal to ratify the selection of MaloneBailey as our independent accountant for the fiscal year ending February 28, 2023, requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the proposal.

9

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged MaloneBailey LLP (“MaloneBailey”) as our independent registered public accountants registered to report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.

The Audit Committee has discussed with MaloneBailey, our independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") and the Securities and Exchange Commission.

3.

The Audit Committee has also received the written disclosures and the letter from MaloneBailey required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of MaloneBailey with that firm.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors and the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2022, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

John F. Chiste, Chairman

Dwight P. Aubrey

This "Audit Committee Report" is not "Soliciting Material," is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

10

MANAGEMENT

Executive Officers for the Fiscal year Ended February 28, 2022

Our executive officers are Tim Eriksen and Mark W. Matson. Mr. Eriksen's position with the Company, his age and his biographical and business experience appear above under the caption "Board of Directors."

Mark W. Matson

Mr. Matson, age 62, was appointed President and Chief Operating Officer on July 22, 2016. Mr. Matson served as a consultant to the Company from May 2016 through July 2016. Prior to working as a consultant to the Company, Mr. Matson provided consulting services from March 2012 to May 2016 through Avlet, Denali Advanced Integration and Tuxedo Technologies with respect to manufacturing supply chain issues and systems and software issues related to security and processes at global manufacturing plants. Mr. Matson served as the Chief Operating Officer and Vice President of Operations at YSI, a maker of environmental monitoring instruments, sensors, software, systems and data collection platforms, from December 2010 to March 2012. Mr. Matson served as the Vice President of Global Operations and Engineering for Rockford Corporation, a company that designed, sourced and distributed high performance mobile audio products, from January 2006 to December 2010. Prior to joining Rockford Corporation, Mr. Matson was the General Manager and Chief Operations Officer for Benchmark Electronics' Division in Redmond, Washington from 2003 through 2005. Mr. Matson was a Vice President at Advanced Digital Information Corporation from 1998 to 2003 and prior to that at Interpoint Corporation. Mr. Matson has more than 20 years of operations experience.

Mr. Matson graduated with honors with a B.A. from California State University, Bakersfield.

11

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid by the Company, to or on behalf of the following named executive officers for the fiscal years ended February 28, 2022 and February 28, 2021.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation		Total
Tim Eriksen, CEO, Interim CFO(1)	2022	$81,667	$65,000	-	-		$146,667
	2021	$80,000	$25,000	$25,000	-		$130,000

Mark Matson, President, COO(2)	2022	$206,154	$162,500	-	$34,009	(3)	$402,663
	2021	$200,000	$50,000	$50,000	$36,159	(3)	$336,159

(1)

Mr. Eriksen was appointed Chief Executive Officer and Interim Chief Financial Officer effective as of July 22, 2016. On November 13, 2020, the Company granted Mr. Eriksen the option to receive half of his bonus in shares instead of cash, which he elected. Mr. Eriksen received 7,669 shares, with a fair market value of $25,000, or $3.26 per share. Shares were issued under the 2019 Stock Incentive Plan. On December 23, 2021, the Company awarded Mr. Eriksen a discretionary bonus of $65,000 and approved an increase in base salary from $80,000 to $90,000 effective January 1, 2022.

(2)

Mr. Matson was appointed President and Chief Operating Officer effective as of July 22, 2016. On November 13, 2020, the Company granted Mr. Matson the option to receive half of his bonus in shares instead of cash, which he elected. Mr. Matson received 15,337 shares, with a fair market value of $50,000, or $3.26 per share. Shares were issued under the 2019 Stock Incentive Plan. On December 23, 2021, the Company awarded Mr. Matson a discretionary bonus of $162,500 and approved an increase in base salary from $200,000 to $240,000 effective January 1, 2022.

(3)

Represents Life, Disability and Medical Insurance premiums, personal auto expenses, allocation of the company’s corporate housing, and cell phone. For the year ended February 28, 2022, Life, Disability and Medical Insurance premiums were $20,132, housing allocation was $2,800, car expenses were $9,043, and cell phone was $2,124. For the year ended February 28, 2021, Life, Disability and Medical Insurance premiums were $6,449, housing allocation was $8,400, car expenses were $19,716, and cell phone was $1,594.

Based upon the Compensation Committee's review of the Company's compensation design features, and the Company's applied compensation philosophies and objectives, the Compensation Committee determined that risks arising from the Company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

12

NON-BINDING ADVISORY VOTE ON

SAY ON PAY

Background of the Proposal

The Dodd-Frank Act requires all public companies to hold a separate nonbinding advisory stockholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company's proxy statement (commonly known as a "Say on Pay" proposal). The stockholder vote at the 2021 annual meeting of stockholders supported an annual non-binding advisory vote to approve the compensation of the named executive officer of the Company. Accordingly, the Company has determined that such vote will be held annually until the next advisory vote on the frequency of the advisory vote to approve named executive officer compensation. At our 2021 annual meeting of stockholders our executive compensation program was approved on an advisory basis by approximately 96% of the votes cast.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both the short and long-term interests of our company and our stockholders. We have historically sought to achieve these objectives through three principal compensation programs: base salary, annual cash incentive bonus, and long-term equity incentives, in the form of grants of equity awards. Base salaries are designed primarily to attract and retain talented executives. Annual cash incentive bonuses are designed to motivate and reward hard work and dedication to the Company. Grants of equity are designed to provide a strong incentive for achieving long-term results by aligning the interests of our executives with those of our stockholders, while at the same time encouraging our executives to remain with us. The Board of Directors believes that our compensation program for our named executive officers for the fiscal year ended February 28, 2022 was appropriately based upon our performance and the individual performance and level of responsibility of the executive officers.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Solitron Devices, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Solitron Devices, Inc.'s Proxy Statement for the 2022 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Solitron Devices, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the Say on Pay proposal.

13

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of November 18, 2022 by (i) all directors, (ii) the named executive officers for the year ended February 28, 2022, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding common stock. Unless noted otherwise, the corporate address of each person listed below is 901 Sansburys Way, West Palm Beach, Florida 33411.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned. Except as noted below, all shares were owned directly with sole voting and investment power.

Name and Address	Number of Shares Beneficially Owned(1)		Percentage of Outstanding Shares(1)
Tim Eriksen	282,036	(2)	13.5%

Mark Matson	157,091		7.5%

Dwight P. Aubrey	6,000		0.3%

John F. Chiste	6,000		0.3%

Charles Gillman	6,000		0.3%

David W. Pointer	90,054	(3)	4.3%

All Executive Officers and Directors as a Group (6 persons)	547,181		26.3%

Olesen Value Fund L.P. 60 W. Broad Street, Suite 304
Bethlehem, Pennsylvania 18018	281,190	(4)	13.5%

John Stayduhar 3597 Birdie Dr.
Lake Worth, Florida 33467	185,000	(5)	8.9%

________________

(1)

Based on 2,083,436 shares of our common stock outstanding as of November 18, 2022. For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Act"); the inclusion of shares beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of such Act.

(2)

Represents 205,341 shares of common stock owned by Cedar Creek Partners LLC, an investment partnership, for which Eriksen Capital Management LLC ("ECM") is the Managing Member, 24,055 shares of common stock owned by managed accounts of ECM, and 52,640 shares of common stock owned solely by Mr. Eriksen. The respective owners of the managed accounts are responsible to vote the shares of common stock. By virtue of ECM's investment advisory agreement with the clients of ECM, Mr. Eriksen may be deemed to beneficially own the shares owned by Cedar Creek Partners and the managed accounts.

(3)

Represents 23,000 shares owned by Mr. Pointer and 67,054 shares of common stock owned by V.I. Capital Fund, LP, for which Mr. Pointer is the managing partner of V.I. Capital Fund LP and the founder and managing partner of V.I Capital Management, LLC, the general partner of V.I. Capital Fund, LP. Mr. Pointer disclaims beneficial ownership of the reported securities owned by V.I. Capital except to the extent of his pecuniary interest therein.

(4)

This information is based solely on the Form 5 filed on April 11, 2019. Olesen Value Fund L.P. ("OVF") is a private investment partnership existing under the laws of the State of Delaware. Olesen Capital Management LLC is the General Partner and Investment Advisor to OVF. Mr. Christian Olesen is the Managing Member of OVF and has the sole power to vote and dispose of the 281,190 shares of common stock.

(5)	This information is based solely on the Form 4 filed with the Securities and Exchange Commission on July 29, 2016.

14

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and ten percent stockholders of the Company to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Directors, executive officers, and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the year ended February 28, 2022, all Section 16(a) filing requirements applicable to directors and executive officers of the Company and ten percent stockholders of the Company were timely filed.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of outstanding options and our common stock that remains available for future issuance as of February 28, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	-	-	40,994	(1)
Total	-	-	40,994

(1)	Represents 40,994 shares of common stock available under the Solitron Devices, Inc. 2019 Stock Incentive Plan (the "2019 Plan") after the grant of 23,006 shares on November 13, 2020.

The 2019 Plan was created effective June 28, 2019 to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of the Company. Pursuant to the 2019 Plan, the Company may grant common stock, options, restricted stock, stock appreciation rights and stock based awards to eligible individuals. Pursuant to the 2019 Plan, the Company was authorized to grant incentive awards for up to 225,000 shares of common stock subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. All employees, officers, directors (employee or non-employee directors) of the Company were eligible to receive awards under the 2019 Plan.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company currently purchases and has purchased in the past die and wafers, as specified by the Company's customers, from ES Components. Mr. Aubrey is a minority owner, and an immediate family member of Mr. Aubrey is the majority owner of ES Components. For the fiscal year ended February 28, 2022, the Company purchased $111,720 of die and $0 of used equipment from ES Components. For the fiscal year ended February 28, 2021, the Company purchased $65,892 of die and $11,600 of used equipment from ES Components. The Company has included these expenses in cost of goods sold in its statement of operations. The Company occasionally makes sales to ES Components. For the fiscal years ended February 28, 2022 and February 28, 2021, sales were $0.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended February 28, 2022, without exhibits, is being made available with this proxy statement. Stockholders are referred to the report for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended February 28, 2022 may be obtained without charge by writing to Mr. Tim Eriksen, Chief Executive Officer, c/o Solitron Devices, Inc., at corporate@solitrondevices.com. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our Board of Directors does not intend to present to the Annual Meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the Annual Meeting, and is a matter which should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2023 Annual Meeting

Any stockholder proposals intended to be presented at the 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at our principal office not later than August 4, 2023 to be included in the proxy statement for that meeting.

In addition, pursuant to our By-laws, to be timely, a stockholder proposal must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of an annual meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of a meeting is given or made to stockholders, to be timely, a stockholder proposal must be so received not later than the close of business on the tenth day following the day on which such notice of the date of an annual meeting was mailed or such public disclosure was made.

                Additionally, to comply with the SEC's universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year's annual meeting date (for the 2023 Annual Meeting of Stockholders, no later than November 14, 2023).  If the date of the 2023 Annual Meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2023 Annual Meeting and the tenth calendar day following the date on which public announcement of the date of the 2023 Annual Meeting is first made.

16

YOUR VOTE IS IMPORTANT. PLEASE VOTE

Vote by Internet - QUICKEASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

SOLITRON DEVICES,

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 12, 2023.

INTERNET/MOBILE – www.cstproxyvote.com Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD

IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTING THE NOMINEE TO THE BOARD OF DIRECTORS, “FOR” PROPOSALS 2, 3 AND 4.	☒
At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of one (1) Class III director. The Class III director will serve for a term until the 2025 Annual Meeting of Stockholders;

	Name	Age	Position with the Company	Class	Year Term Expires	For	Withhold	Abstain
	Charles M. Gillman	52	Director	Class III	2022

(2)	The ratification of the selection of MaloneBailey LLP as the Company’s independent certified public accountants for the fiscal year ending February 28, 2023;

(3)	A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

(4)	The transaction of such other and further business as may properly come before the meeting or any adjournments or postponements of the meeting.

CONTROL NUMBER

Signature                                                                     Signature, if held jointly _____________________ Date_________, 202_

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

The 2022 Proxy Statement and the 2022 Annual Report

to Stockholders are available at:

https://www.cstproxy.com/solitrondevices/2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SOLITRON DEVICES, INC.

The undersigned appoints Tim Eriksen and Mark Matson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Solitron Devices, Inc., held of record by the undersigned at the close of business on November 18, 2022 at the Annual Meeting of Stockholders of Solitron Devices, Inc. to be held on January 13, 2023 at 9:00 AM (local time), or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ONE NOMINEE TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)